SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 25, 2002





                           WSFS Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



       Delaware                          0-16668           22-2866913
----------------------------        -----------------   ---------------
(State or other jurisdiction          (SEC File No.)    (IRS Employer
     of incorporation)                                  Identification
                                                            Number)


838 Market Street, Wilmington, Delaware                19899
----------------------------------------              --------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code: (302)792-6000
                                                    -------------


                                 Not Applicable
        ----------------------------------------------------------------
          (Former name or former address, if changed since last Report)




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                           WSFS FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events
---------------------

         On November 25, 2002, the Registrant announced it had sold substantially all of its reverse mortgage loans to an affiliate of Lehman Brothers, the global investment bank, for approximately $136 million, primarily in cash, after costs and expenses.

         For further details, reference is made to the Press Release dated November 25, 2002, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99 -- Press Release dated November 25, 2002.
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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             WSFS FINANCIAL CORPORATION


Date: November 26, 2002                      By:/s/Mark A. Turner
     ------------------                         -------------------------
                                                Mark A. Turner
                                                Chief Operating Officer
                                                Chief Financial Officer




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